EXHIBIT 99.2

NUVO SOLAR ENERGY, INC.
(A Development Stage Company)
Index to Financial Statements.

Page

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet at December 31, 2006	F-3

Statement of Operations for the year ended December 31, 2006,
and from April 13, 2006 (Inception) through December 31, 2006	F-4

Statement of Changes in Shareholders' Equity for the period from
April 13, 2006 (Inception) through December 31, 2006	F-5

Statement of Cash Flows for the year ended December 31, 2006
and from April 13, 2006 (Inception) through December 31, 2006	F-6

Notes to Financial Statements	F-7

To the Board of Directors and Shareholders
Nuvo Solar Energy, Inc.
Centennial, Colorado

Report of Independent Registered Public Accounting Firm

I have audited the balance sheet of Nuvo Solar Energy, Inc. as of December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows from date of inception (April 13, 2006) to December 31, 2006.  These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nuvo Solar Energy, Inc as of December 31, 2006, the results of operations and it’s cash flows from date of inception (April 13, 2006) to December 31, 2006 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 8 to the financial statements, the Company has incurred net losses since inception, which raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

/s/ Hawkins Accounting
Los Angeles, CA

July 13, 2007

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Balance Sheet December 31, 2006
Assets
Current Assets
Cash	$2,860
Notes receivable, related party (Note 3)	330,500

Total current assets	333,360

Solar intellectual property, less accumulated
depreciation of $14,583 (Note 1)	235,417

Total assets	$568,777

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts and notes payable:
Accounts payable, related party (Note 2)	$3,000
Notes payable, related party (Note 2)	68,355
Accrued interest payable:
Notes payable, related party (Note 2)	813

Total current liabilities	72,168

Commitments and contingencies (Note 6)	—

Shareholders’ equity (Note 5):
Preferred stock, $.001 par value; 1, 00,000 shares authorized,
-0- shares issued and outstanding	—
Common stock, $.001 par value; 10,000,000 shares authorized,
5,150,000 shares issued and outstanding	5,150
Additional paid-in capital	577,350
Deficit accumulated during the development stage	(85,891)

Total shareholders' equity	496,609

Total liabilities and shareholders' equity	$568,777

See accompanying notes to financial statements.

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Statements of Operations

		April 13, 2006
		(Inception)
	For The Year Ended	Through
	December 31,	December 31,
	2006	2006

Operating costs and expenses:
Selling, general and administrative expenses
Related party (Note 2)	$33,750	$33,750
Other	46,012	46,012

Total operating costs and expenses	(79,762)	(79,762)

Interest expense (Note 2)	(6,129)	(6,129)

Loss before income taxes	(85,891)	(85,891)

Income tax provision (Note 7)	-	-

Net loss	$(85,891)	$(85,891)

Basic loss per common share	$(0.04)

Weighted average common shares outstanding	2,326,667

See accompanying notes to financial statements.

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Statement of Changes in Shareholders' Equity
				Deficit
			Additional	accumulated
	Common Stock		paid-in	during the
	Shares	Par value	capital	development stage	Total
Balance at April 13, 2006
Inception date	—	$—	$—	$—	$—

July through November 2006,
sale of common stock (Note 5)	5,150,000	5,150	577,350	—	582,500
Net loss	—	—	—	(85,891)	(85,891)

Balance at December 31, 2006	5,150,000	$5,150	$577,350	$(85,891)	$496,609

See accompanying notes to financial statements.

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Statements of Cash Flows

		April 13, 2006
		(Inception)
	For The Year Ended	Through
	December 31,	December 31,
	2006	2006

Cash flows from operating activities:
Net loss	$(85,891)	$(85,891)
Adjustments to reconcile net loss to net cash
used by operating activities:
Amortization (Note 1)	14,583	14,583
Changes in operating assets and liabilities:
Related party payables (Note 2)	3,000	3,000
Accrued expenses	813	813
Net cash used in
operating activities	(67,495)	(67,495)

Cash flows from investing activities:
Investment in solar intellectual property (Note 1)	(250,000)	(250,000)

Net cash used in
investing activities	(250,000)	(250,000)

Cash flows from financing activities:
Proceeds from issuance of related party notes payable (Note 2)	258,300	258,300
Payment of related party notes payable (Note 2)	(189,945)	(189,945)
Proceeds from issuance of third party notes payable (Note 4)	8,000	8,000
Payment of third party notes payable (Note 4)	(8,000)	(8,000)
Issuance of related party notes receivable (Note 3)	(330,500)	(330,500)
Proceeds from issuance of common stock (Note 5)	582,500	582,500
Net cash provided by
financing activities	320,355	320,355

Net change in cash and
cash equivalents	2,860	2,860

Cash and cash equivalents:
Beginning of period	—	—

End of period	$2,860	$2,860

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$—	$—
Interest	$5,315	$5,315

See accompanying notes to financial statements.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation

Nuvo Solar Energy, Inc., (the “Company”) was incorporated on April 13, 2006 under the laws of the state of Colorado for the purpose of seeking a business opportunity in the alternate energy or “next-generation energy" sector. This industry sector encompasses non-hydro carbon based energy production and renewable energy technologies that are “net-zero" or emissions free.

On June 9, 2006 the Company signed a license agreement between the Company and Photovoltaics.com, Inc. (“PV”), Hutchinson Island, Florida. The Company acquired exclusive worldwide rights to PV's solar cell technology relating to a multiple stacked solar cell using wave guide transfers. This license agreement includes all patents issued pursuant to certain patent applications or amendments that have been filed and the rights to use all applicable copyrights, trademarks and related intellectual property obtained on or in connection with the process and products. As consideration for this license, the Company paid a total aggregate license fee of $250,000.   The term of the license is for 10 years, automatically renewable for successive ten year terms under the same terms and conditions as provided for in this agreement.  The Company also agreed to pay PV a fee of $180,000 over the first three years of the agreement to act as a consultant.

Development Stage

With its founding on April 13, 2004, the Company entered the development stage and became a development stage enterprise in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises.  The $85,891 loss recognized by the Company from April 13, 2006 through December 31, 2006, is included in the accompanying financial statements as “deficit accumulated during development stage”.

Intellectual Property

The Company records intangible assets in accordance with Statement of Financial Accounting Standard (SFAS) Number 142, “Goodwill and Other Intangible Assets.” Goodwill and other intangible assets deemed to have indefinite lives are not subject to annual amortization. The Company reviews, at least quarterly, its investment in brand names and other intangible assets for impairment and if impairment is deemed to have occurred the impairment is charged to expense. Intangible assets which have finite lives are amortized on a straight line basis over their remaining useful life; they are also subject to annual impairment reviews. See Note 5.

Management applies the impairment tests contained in SFAS Number 142 to determine if an impairment has occurred. Accordingly, management compares the carrying value of the asset to its fair value in determining the amount of the impairment. No impairments were identified for the years ended December 31, 2006 and 2005.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

Management believes that the accounting estimate related to impairment of its intangible assets, is a “critical accounting estimate” because: (1) it is highly susceptible to change from period to period because it requires management to estimate fair value, which is based on assumptions about cash flows and discount rates; and (2) the impact that recognizing an impairment would have on the assets reported on our balance sheet, as well as net income, could be material. Management’s assumptions about cash flows and discount rates require significant judgment because actual revenues and expenses have fluctuated in the past and are expected to continue to do so.

The Company’s intangible assets include the $250,000 license fee for the acquisition of intellectual property from PV.  At December 31, 2006, $14,583 of total amortization has been recorded leaving a carrying value of $235,417 as of that date.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.  Cash equivalents at December 31, 2006 were $-0-.

Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS 109).  SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  A valuation allowance for net deferred taxes is provided unless realizability is judged by management to be more likely than not.  The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.  More information on the Company’s income taxes is available in Note 6. Income Taxes in these financial statements.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

Stock-based Compensation

While the Company currently has no stock-based compensation expense, the Company intends to account for its compensation expense for any future stock-based employee compensation plans in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 – revised 2004 (“SFAS 123R”) Share-Based Payment which replaced SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”) and supersedes Opinion No. 25 of the Accounting Principles Board, Accounting for Stock Issued to Employees (APB 25).

 Debt Issue Costs

The costs related to the issuance of debt are capitalized and amortized to interest expense using the straight-line method over the lives of the related debt.  The straight-line method results in amortization that is not materially different from that calculated under the effective interest method.

Fair Value of Financial Instruments

The carrying amount of the Company’s financial instruments including cash, restricted cash, accounts and other receivables, accounts payable, accrued interest and accrued expenses approximate their fair value as of December 31, 2006 due to their short maturities. The carrying amount of lines of credit and long term debt approximate fair value because the related effective interest rates on these instruments approximate the rates currently available to the Company.

Loss per Common Share

Loss per share of common stock is computed based on the weighted average number of common shares outstanding during the period. At December 31, 2006, the Company had no stock options, warrants, or other derivative instruments convertible into common stock and therefore no diluted loss per share figures were presented.

Accounting for obligations and instruments potentially settled in the Company’s common stock

In connection with any obligations and instruments potentially to be settled in the Company's stock, the Company accounts for the instruments in accordance with EITF Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in a Company’s Own Stock.  This issue addresses the initial balance sheet classification and measurement of contracts that are indexed to, and potentially settled in, the Company's stock.

Under EITF 00-19, contracts are initially classified as equity or as either assets or liabilities, depending on the situation. All contracts are initially measured at fair value and subsequently accounted for based on the then current classification. Contracts initially classified as equity do not recognize subsequent changes in fair value as long as the contracts continue to be classified as equity. For contracts classified as assets or liabilities, the Company reports changes in fair value in earnings and discloses these changes in the financial statements as long as the contracts remain classified as assets or liabilities. If contracts classified as assets or liabilities are ultimately settled in shares, any previously reported gains or losses on those contracts continue to be included in earnings. The classification of a contract is reassessed at each balance sheet date.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

Derivative Instruments

In connection with the issuances of equity instruments or debt, the Company may issue options or warrants to purchase common stock. In certain circumstances, these options or warrants may be classified as liabilities, rather than as equity. In addition, the equity instrument or debt may contain embedded derivative instruments, such as conversion options or listing requirements, which in certain circumstances may be required to be bifurcated from the associated host instrument and accounted for separately as a derivative liability instrument. The Company accounts for derivative instruments under the provisions of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109," which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertainty in income tax positions. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in an income tax return. FIN 48 presents a two-step process for evaluating a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, based on the technical merits of the position. The second step is to measure the benefit to be recorded from tax positions that meet the more-likely-than-not recognition threshold, by determining the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement, and recognizing that amount in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management believes the adoption of FIN 48 will not have a material impact on the Company’s results of operations, financial position or cash flow.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." SAB No. 108 was issued in order to eliminate the diversity in practice surrounding how public companies quantify financial statement misstatements. SAB No. 108 requires that registrants quantify errors using both a balance sheet (iron curtain) approach and an income statement (rollover) approach then evaluate whether either approach results in a misstated amount that, when all relevant quantitative and qualitative factors are considered, is material. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The Company has adopted the bulletin during 2006. The adoption did not have a material effect on results of operations, financial position, or cash flows.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.” This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006. The Company currently does not engage in the activities described in SFAS 155. Consequently, management believes SFAS 155 will not have a material impact on the Company’s results of operations, financial position or cash flow.

In March 2006, the FASB issued SFAS 156, “Accounting for Servicing of Financial Assets- an amendment of FASB Statement No. 140.” This Statement requires an entity to recognize a servicing asset and liability each time it undertakes an obligation to service a financial asset. This statement is effective for fiscal years beginning after September 15, 2006. The Company currently does not engage in the activities described in SFAS 156. Consequently, management believes SFAS 156 will not have a material impact on the Company’s results of operations, financial position or cash flow.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company is currently in the process of evaluating the effect, if any, the adoption of SFAS No. 157 will have on its results of operations, financial position, or cash flows.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans,” which will require the Company to recognize the funded status of defined benefit plans in its statement of financial position. This statement will be effective as of the Company’s year ending August 31, 2007. The Company currently does not have pension benefit plans. Consequently, management believes SFAS 158 will not have a material impact on the Company’s results of operations, financial position or cash flow.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

NOTE 2. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2006, the Company signed promissory notes totaling $65,000 payable to the president.  At December 31, 2006, all of the principal and $540 in accrued interest were outstanding.  The promissory notes have an interest rate of 10% per annum and are due on demand.

During the year ended December 31, 2006, the Company signed promissory notes totaling $30,300 payable to a company owned by the president, of which $26,945 in principal and $56 in interest was repaid during the year.  At December 31, 2006, $3,355 in principal and $128 in accrued interest remained outstanding.  All of the promissory notes have an interest rate of 10% per annum and are due on demand.

During the year ended December 31, 2006, the Company executed a promissory note with a significant stockholder in exchange for $13,000.  The note carried an interest rate of 10% and was due on demand.  This note was repaid during the year leaving no principal balance outstanding, however, $145 in interest remained payable at December 31, 2006.

During the year ended December 31, 2006, the Company executed a promissory note with a significant stockholder in exchange for $150,000.  The note carried an interest rate of 10% and was due on demand.  The entire principal balance of $150,000 with accrued interest of $5,260 was repaid during the year.

Notes and interest payable to related parties consisted of the following at December 31, 2006:

Notes payable to officers; interest at 10% and due on demand	$65,000

Notes payable to affiliates of Company officers; interest at 10% and due on demand	3,355

Notes payable, related party	68,355

Interest payable related party	813

Total principal and interest payable, related party	$69,168

During the year ended January 31, 2006 the Company paid $15,000 in consulting services to a company owned by a principal shareholder of the Company.

At December 31, 2006, the Company owed its officers a total of $3,000 for accrued but unpaid management services.  This amount is included in the financial statements under “Accounts payable, related party” at December 31, 2006.  The Board of Directors has estimated the value of management services at the monthly rates of $3,000 and $750 for the Company’s president and secretary/treasurer, respectively.  In the year December 31, 2006, the Company incurred $33,750, in management services expense.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

NOTE 3. NOTES RECEIVABLE

During the year ended December 31, 2006, the Company loaned a total of $330,500 to Interactive as part of the Agreement and Plan of Reorganization with Interactive.  Although pursuant to the terms of these loans they carry an interest rate of 8% per annum, the Company did not record any interest receivable on this note at December 31, 2006 as it is anticipated this amount will be considered a contribution of capital to Interactive if the transaction is consummated.  In the event this transaction is not consummated as planned, these loans to Interactive will become due and payable to the Company by Interactive including all principal and interest accrued from the original loan dates.

NOTE 4. NOTES PAYABLE

During the year ended December 31, 2006, the Company borrowed a total of $8,000 from an unrelated third party.  This amount was repaid in full during the year leaving no balance outstanding under the note as of December 31, 2006.

NOTE 5. CAPITAL STOCK

As part of the initial a capitalization of the Company, the Company offered shares of its common stock during the period from April 13, 2006 (inception) through December 31, 2006.  The shares were not registered pursuant to the Securities Act of 1933 (the “Act”), as amended.  These shares were offered pursuant to an exemption from registration requirements of the Act.  During the year ended December 31, 2006, the Company sold 5,150,000 shares of common stock for gross proceeds of $582,500.  Of this amount, 3,500,000 shares were sold to “founders” of the Company for $0.025 per share and 1,650,000 shares were sold to a group of “accredited” investors for $0.30 per share.

NOTE 6. COMMITMENTS AND CONTINGENCIES

In connection with the Company’s execution of the license agreement with PV, the Company agreed to pay PV a consulting fee of $5,000 per month for a period of three years or a total of $180,000.  In return for these payments, PV agreed to act as a consultant to the Company for a period of three years on commercializing the solar cell technology acquired in the transaction.  Subsequent to the execution of the agreement, the Company agreed to accelerate payment of the $180,000 and is presently paying $16,000 per month.  As of December 30, 2006, the Company had paid a total of $10,000.

The following is a schedule of future minimum payments required under the consulting agreement:

Year ending December 31, 2006	$170,000

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

NOTE 7. INCOME TAXES

Current income tax expense is the amount of income taxes expected to be payable for the current year. A deferred income tax asset or liability is established for the expected future consequences of temporary differences in the financial reporting and tax bases of assets and liabilities. The Company considers future taxable income and ongoing, prudent and feasible tax planning strategies, in assessing the value of its deferred tax assets. If the Company determines that it is more likely than not that these assets will not be realized, the Company will reduce the value of these assets to their expected realizable value, thereby decreasing net income. Evaluating the value of these assets is necessarily based on the Company’s judgment. If the Company subsequently determined that the deferred tax assets, which had been written down, would be realized in the future, the value of the deferred tax assets would be increased, thereby increasing net income in the period when that determination was made.

A reconciliation of U.S. statutory federal income tax rate to the effective rate follows for the year ended December 31, 2006:
For the year ended December 31,
2006

U.S. statutory federal rate	34.00%
State income tax rate	4.63%
Net operating loss for which no tax
benefit is currently available	-38.63%
0.00%

At December 31, 2006, deferred tax assets consisted of a net tax asset of $33,000, due to operating loss carryforwards of $85,891, which was fully allowed for, in the valuation allowance of $33,000.  The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.  The net operating loss carryforward expires through the year 2026.

The valuation allowance is evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized.  At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

NOTE 8. GOING CONCERN AND MANAGEMENT’S PLANS

Inherent in the Company’s business are various risks and uncertainties, including its limited operating history.  The Company’s future success will be dependent upon to commercialize its solar cell technology.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  As shown in the accompanying financial statements, the Company is a development stage company with no revenue, has incurred operating losses since inception, used significant cash in support of its operating activities and, based upon current operating levels, requires additional capital or significant restructuring to sustain its operations for the foreseeable future.  These factors, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company’s continuation as a going concern is dependent on its ability to raise capital through equity offerings and debt borrowings to meet its obligations on a timely basis and ultimately to attain profitability.

Agreement and Plan of Reorganization with Interactive Games, Inc.

Effective April 25, 2007, the Company entered into an Agreement and Plan of Reorganization (the “Agreement”), by and between the Company and Interactive Games, Inc., a Nevada corporation (“Interactive”), pursuant to which Interactive has agreed to acquire all of the outstanding shares of the Company’s capital stock in exchange for the issuance to the Company’s shareholders of that number of shares of Interactive common stock equaling approximately
66 2/3% of the issued and outstanding number of shares of Interactive common stock immediately following closing of the transaction, on a fully diluted basis.

NOTE 9. SUBSEQUENT EVENTS

Effective April 25, 2007, the Company entered into an Agreement and Plan of Reorganization (the “Agreement”), by and between the Company and Interactive Games, Inc., a Nevada corporation (“Interactive”), pursuant to which Interactive has agreed to acquire all of the outstanding shares of the Company’s capital stock in exchange for the issuance to the Company’s shareholders of that number of shares of Interactive common stock equaling approximately
66 2/3% of the issued and outstanding number of shares of Interactive common stock immediately following closing of the transaction, on a fully diluted basis.

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements (Continued)

Each party will be required to make standard representations and warranties, and the closing of the transaction is subject to certain conditions, including, without limitation, approval of the Company’s shareholders, the filing of a certificate of designation relating to the Interactive Preferred Stock, the spin-off of Interactive’s operating subsidiary to its current stockholders and other customary conditions.  Additionally, Interactive has agreed to seek shareholder approval to increase the number of authorized shares of common stock to permit the conversion of the Interactive Preferred Stock and change the name of the corporation to China Nuvo Solar Energy, Inc. following the closing of the share exchange.  The parties anticipate completing the transaction on or prior to July 31, 2007, subject to completion of the conditions to closing.

Mr. Henry Fong, Chairman and President of the Company, is also Chairman and President of Interactive.  Mr. Thomas B. Olson, Secretary of the Company, is also the Secretary of Interactive.  Mr. Fong abstained from the vote of the Interactive board of directors relating to the approval of the transaction

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Index to Financial Statements.
Page

Balance Sheet at June 30, 2007	F-2

Statement of Operations for the three and six month periods ended
June 30, 2007, three and six month periods ended June 30, 2006,
and from April 13, 2006 (Inception) through June 30, 2007	F-3

Statement of Changes in Shareholders' Equity for the period from
April 13, 2006 (Inception) through June 30, 2007	F-4

Statement of Cash Flows for the three and six month periods ended
June 30, 2007, three and six month periods ended June 30, 2006,
and from April 13, 2006 (Inception) through June 30, 2007	F-5

Notes to Financial Statements	F-6

F-1

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Balance Sheet June 30, 2007

Assets
Current Assets
Cash	$(15,446)
Notes receivable, related party (Note 4)	384,350

Total current assets	368,904

Solar intellectual property, less accumulated
depreciation of $27,083 (Note 2)	222,917

Total assets	$591,821

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts and notes payable:
Accounts payable	$9,111
Accounts payable, related party (Note 3)	22,000
Notes payable, related party (Note 3)	106,236
Accrued interest payable:
Notes payable, related party (Note 3)	2,514

Total current liabilities	139,861

Commitments and contingencies	—

Shareholders’ equity (Note 5):
Preferred stock, $.001 par value; 1, 00,000 shares authorized,
-0- shares issued and outstanding	—
Common stock, $.001 par value; 10,000,000 shares authorized,
5,500,000 shares issued and outstanding	5,500
Additional paid-in capital	682,000
Deficit accumulated during the development stage	(235,540)

Total shareholders' equity	451,960

Total liabilities and shareholders' equity	$591,821

See accompanying notes to financial statements.
F-2

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Statements of Operations

	Three	Three	Six	Six	April 13, 2006
	months	months	months	months	(Inception)
	ended	ended	ended	ended	Through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006	2007

Operating costs and expenses:
Selling, general and administrative expenses
Related party (Note 3)	$11,250	$11,250	$22,500	$11,250	$56,250
Other	87,907	7	121,417	7	167,429

Total operating costs and expenses	(99,157)	(11,257)	(143,917)	(11,257)	(223,679)

Interest expense (Note 3)	(2,635)	(947)	(5,732)	(947)	(11,861)

Loss before income taxes	(101,792)	(12,204)	(149,649)	(12,204)	(235,540)

Income tax provision (Note 6)	-	-	-	-	-

Net loss	$(101,792)	$(12,204)	$(149,649)	$(12,204)	$(235,540)

Basic loss per common share	$(0.02)	$-	$(0.03)	$-

Weighted average common shares outstanding	5,427,778	-	5,300,000	-

See accompanying notes to financial statements.

F-3

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Statement of Changed in Shareholders' Equity

				Deficit
			Additional	accumulated
	Common Stock		paid-in	during the
	Shares	Par value	capital	development stage	Total
Balance at April 13, 2006
Inception date	—	$—	$—	$—	$—

July through November 2006,
sale of common stock (Note 5)	5,150,000	5,150	577,350	—	582,500
Net loss	—	—	—	(85,891)	(85,891)

Balance at December 31, 2006	5,150,000	$5,150	$577,350	$(85,891)	$496,609

February through May 2007,
sale of common stock (Note 5)	350,000	350	104,650	—	105,000
Net loss	—	—	—	(149,649)	(149,649)

Balance at June 30, 2007	5,500,000	$5,500	$682,000	$(235,540)	$451,960

See accompanying notes to financial statements.

F-4

NUVO SOLAR ENERGY, INC. (A Development Stage Company) Statements of Cash Flows
			April 13, 2006
	Six months	Six months	(Inception)
	ended	ended	Through
	June 30,	June 30,	June 30,
	2007	2006	2007

Cash flows from operating activities:
Net loss	$(149,649)	$(12,204)	$(235,540)
Adjustments to reconcile net loss to net cash
used by operating activities:
Amortization (Note 2)	12,500	—	27,083
Changes in operating assets and liabilities:
Accounts payable	9,111	—	9,111
Related party payables (Note 3)	19,000	11,250	22,000
Accrued expenses	1,701	947	2,514
Net cash used in
operating activities	(107,337)	(7)	(174,832)

Cash flows from investing activities:
Investment in solar intellectual property (Note 1)	—	(150,000)	(250,000)

Net cash used in
investing activities	—	(150,000)	(250,000)

Cash flows from financing activities:
Proceeds from issuance of related party notes payable (Note 3)	88,450	300	346,750
Payment of related party notes payable (Note 3)	(50,569)	—	(240,514)
Proceeds from issuance of third party notes payable	—	150,000	8,000
Payment of third party notes payable	—	—	(8,000)
Issuance of related party notes receivable (Note 4)	(53,850)	—	(384,350)
Proceeds from issuance of common stock (Note 5)	105,000	—	687,500
Net cash provided by
financing activities	89,031	150,300	409,386

Net change in cash and
cash equivalents	(18,306)	293	(15,446)

Cash and cash equivalents:
Beginning of period	2,860	—	—

End of period	$(15,446)	$293	$(15,446)

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$—	$—	$—
Interest	$4,031	$—	$9,346

See accompanying notes to financial statements.

F-5

        NUVO SOLAR ENERGY, INC.

        (A Development Stage Company)

        Notes to Financial Statements

NOTE 1. BASIS OF PRESENTATION

The interim financial statements presented herein should be read in conjunction with the Company’s annual financial statements for the year ended December 31, 2006, notes and accounting policies thereto.

In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to provide a fair presentation of operating results for the interim periods presented have been made.  The results of operations for the periods presented are not necessarily indicative of the results to be expected for the year.

Interim financial data presented herein are unaudited.

Organization

Nuvo Solar Energy, Inc., (the “Company”) was incorporated on April 13, 2006 under the laws of the state of Colorado for the purpose of seeking a business opportunity in the alternate energy or “next-generation energy" sector. This industry sector encompasses non-hydro carbon based energy production and renewable energy technologies that are “net-zero" or emissions free.

On June 9, 2006 the Company signed a license agreement between the Company and Photovoltaics.com, Inc. (“PV”), Hutchinson Island, Florida. The Company acquired exclusive worldwide rights to PV's solar cell technology relating to a multiple stacked solar cell using wave guide transfers. This license agreement includes all patents issued pursuant to certain patent applications or amendments that have been filed and the rights to use all applicable copyrights, trademarks and related intellectual property obtained on or in connection with the process and products. As consideration for this license, the Company paid a total aggregate license fee of $250,000.   The term of the license is for 10 years, automatically renewable for successive ten year terms under the same terms and conditions as provided for in this agreement.  The Company also agreed to pay PV a fee of $180,000 over the first three years of the agreement to act as a consultant.  Of that amount, $100,000 has been paid through June 30, 2007.

Development Stage

With its founding on April 13, 2004, the Company entered the development stage and became a development stage enterprise in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises.  The $235,540 loss recognized by the Company from April 13, 2006 through June 30, 2007, is included in the accompanying financial statements as “deficit accumulated during development stage”.

F-6

NUVO SOLAR ENERGY, INC.

(A Development Stage Company)

Notes to Financial Statements (Continued)

Agreement with Interactive Games, Inc.

Effective April 25, 2007, the Company entered into an Agreement and Plan of Reorganization (the “Agreement”), by and between the Company and Interactive Games, Inc., a Nevada corporation (“Interactive”), pursuant to which Interactive has agreed to acquire all of the outstanding shares of the Company’s capital stock in exchange for the issuance to the Company’s shareholders of that number of shares of Interactive common stock equaling approximately
66 2/3% of the issued and outstanding number of shares of Interactive common stock immediately following closing of the transaction, on a fully diluted basis.

Each party will be required to make standard representations and warranties, and the closing of the transaction is subject to certain conditions, including, without limitation, approval of the Company’s shareholders, the filing of a certificate of designation relating to the Interactive Preferred Stock, the spin-off of Interactive’s operating subsidiary to its current stockholders and other customary conditions.  Additionally, Interactive has agreed to seek shareholder approval to increase the number of authorized shares of common stock to permit the conversion of the Interactive Preferred Stock and change the name of the corporation to China Nuvo Solar Energy, Inc. following the closing of the share exchange.  The parties anticipate completing the transaction on or prior to July 31, 2007, subject to completion of the conditions to closing.

Mr. Henry Fong, Chairman and President of the Company, is also Chairman and President of Interactive.  Mr. Thomas B. Olson, Secretary of the Company, is also the Secretary of Interactive.  Mr. Fong abstained from the vote of the Interactive board of directors relating to the approval of the transaction

NOTE 2. INTELLECTUAL PROPERTY

The Company records intangible assets in accordance with Statement of Financial Accounting Standard (SFAS) Number 142, “Goodwill and Other Intangible Assets.” Goodwill and other intangible assets deemed to have indefinite lives are not subject to annual amortization. The Company reviews, at least quarterly, its investment in brand names and other intangible assets for impairment and if impairment is deemed to have occurred the impairment is charged to expense. Intangible assets which have finite lives are amortized on a straight line basis over their remaining useful life; they are also subject to annual impairment reviews. See Note 5.

Management applies the impairment tests contained in SFAS Number 142 to determine if an impairment has occurred. Accordingly, management compares the carrying value of the asset to its fair value in determining the amount of the impairment. No impairments were identified for the years ended December 31, 2006 and 2005.

F-7

NUVO SOLAR ENERGY, INC.

(A Development Stage Company)

Notes to Financial Statements (Continued)

Management believes that the accounting estimate related to impairment of its intangible assets, is a “critical accounting estimate” because: (1) it is highly susceptible to change from period to period because it requires management to estimate fair value, which is based on assumptions about cash flows and discount rates; and (2) the impact that recognizing an impairment would have on the assets reported on our balance sheet, as well as net income, could be material. Management’s assumptions about cash flows and discount rates require significant judgment because actual revenues and expenses have fluctuated in the past and are expected to continue to do so.

The Company’s intangible assets include the $250,000 license fee for the acquisition of intellectual property from PV.  At June 30, 2007, $27,083 of total amortization has been recorded leaving a carrying value of $222,917 as of that date.

NOTE 3. RELATED PARTY TRANSACTIONS

During the six month period ended June 30, 2007, the Company issued promissory notes totaling $34,450 payable to its president.  During the year ended December 31, 2006, the Company also issued promissory notes totaling $65,000 payable to the president.  During the six months ended June 30, 2007, $29,444 in principal and $2,556 in accrued interest was paid on these notes leaving a principal of $70,007 along with $1,863 in accrued interest outstanding.  The promissory notes have an interest rate of 10% per annum and are due on demand.

During the six month period ended June 30, 2007, the Company issued promissory notes totaling $35,000 payable to a company owned by the president.  At December 31, 2006, the Company owed an additional $3,355 in principal to this entity.  During the six month period ended June 30, 2007, $21,126 in principal and $1,475 in accrued interest were repaid leaving a principal balance of $17,229 and accrued interest of $358 due and payable.  All of the promissory notes have an interest rate of 10% per annum and are due on demand.

During the six months ended June 30, 2007, the Company issued promissory notes totaling $19,000 to a trust created by the president of the Company for the benefit of his children.  The entire balance of these notes remained outstanding at June 30, 2007 with accrued interest payable of $148.  All of the promissory notes have an interest rate of 10% per annum and are due on demand.

During the year ended December 31, 2006, the Company executed a promissory note with a significant stockholder in exchange for $13,000.  The note carried an interest rate of 10% and was due on demand.  This note was repaid during the year leaving no principal balance outstanding, however, $145 in interest remained payable at June 30, 2006.

F-8

NUVO SOLAR ENERGY, INC.

(A Development Stage Company)

Notes to Financial Statements (Continued)

Notes and interest payable to related parties consisted of the following at June 30, 2007:

Notes payable to officers; interest at 10% and due on demand	$70,007

Notes payable to affiliates of Company officers; interest at 10% and due on demand	36,229

Notes payable, related party	106,236

Interest payable related party	2,514

Total principal and interest payable, related party	$108,750

At June 30, 2007, the Company owed its officers a total of $22,000 for accrued but unpaid management services.  This amount is included in the financial statements under “Accounts payable, related party” at June 30, 2007.  The Board of Directors has estimated the value of management services at the monthly rates of $3,000 and $750 for the Company’s president and secretary/treasurer, respectively.  For the six month period ended June 30, 2007, the Company incurred $22,500, in management services expense.

NOTE 4. NOTES RECEIVABLE

During the year ended December 31, 2006, the Company loaned a total of $330,500 to Interactive as part of the Agreement and Plan of Reorganization with Interactive.  An additional $53,850 was advanced during the six month period ended June 30, 2007 for total outstanding at that date of $384,350.  Although pursuant to the terms of these loans they carry an interest rate of 8% per annum, the Company has not recorded any interest receivable on this note as of June 30, 2007, as it is anticipated this amount will be considered a contribution of capital to Interactive if the transaction is consummated.  In the event this transaction is not consummated as planned, these loans to Interactive will become due and payable to the Company by Interactive including all principal and interest accrued from the original loan dates.

NOTE 5. CAPITAL STOCK

As part of the initial a capitalization of the Company, the Company offered shares of its common stock during the period from April 13, 2006 (inception) through May 2006.  The shares were not registered pursuant to the Securities Act of 1933 (the “Act”), as amended.  These shares were offered pursuant to an exemption from registration requirements of the Act.  During the year ended December 31, 2006, the Company sold 5,150,000 shares of common stock for gross proceeds of $582,500.  Of this amount, 3,500,000 shares were sold to “founders” of the Company for $0.025 per share and 1,650,000 shares were sold to a group of “accredited” investors for $0.30 per share.  During the six month period ended June 30, 2007, an additional 350,000 shares were sold to “accredited” investors at $0.30 per share for total proceeds to the Company of $105,000.

F-9

NUVO SOLAR ENERGY, INC.

(A Development Stage Company)

Notes to Financial Statements (Continued)

NOTE 6. INCOME TAXES

The Company records its income taxes in accordance with Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes”.  The Company has incurred significant net operating losses since inception resulting in a deferred tax asset, which was fully allowed for; therefore, the net benefit and expense resulted in $-0- income taxes.

F-10